UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

May 23, 2024

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check

the

appropriate

box

below

if

the

Form

8-K

filing

is

intended

to

simultaneously

satisfy

the

filing

obligation

of

the

registrant
under any of the following provisions:

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO

CORPORATION

Explanatory Note

The Cato

Corporation Inc.

(the
“Company”
) filed

a Current

Report on

Form 8-K

on May

28,

2024 (the
“Original
Report”
).

This

amendment

(the
“Amended

Report”
)

to

the

Original

Report

amends

and

restates

Item

5.07

of

the
Original

Report

in

its

entirety

to

correct

a

clerical

error

in

the

description

of

proposal

1

which

misidentified

the
directors standing for election

and the length of the new

term to be served. This

Amended Report does not amend

or
update any other information set forth in the Original Report.
Item 5.07. Submission of Matters to a Vote

of Security Holders.
On

May

23,

2024,

the

Registrant

held

its

Annual

Meeting.

The

following

are

the

voting

results

on

each

matter
submitted to the Registrant’s

stockholders at the

Annual Meeting. The

proposals below are described

in detail in the
Proxy Statement.

At the Annual

Meeting, the two

nominees for director

were elected to

the Registrant’s

Board of Directors

(Proposal
1 below).

In

addition,

management’s

proposal

regarding

the

selection

of

PricewaterhouseCoopers

LLP

as

the

Company’s
independent registered public

accounting firm for

the fiscal year ending

February 1, 2025

was approved (Proposal

2
below).

Summary of Voting

By Proposal

1. To

elect John P.

D. Cato and

Bailey W.

Patrick,

each for

a term expiring

in 2027

and until

their successors are
elected and qualified. Votes

recorded, by nominee, were as follows:

Nominee

For

Abstain

Broker
Non-Votes
John P.

D. Cato

24,769,119

3,047,577

5,792,278
Bailey W.

Patrick
23,905,656 3,911,040 5,792,278

2. To

approve, to

ratify the

selection

of PricewaterhouseCoopers

LLP as

the Company’s

independent

registered
public

accounting

firm

for

the

fiscal

year

ending

February

1,

2025.

The

Company’s

shareholders

voted

to
approve this proposal with 33,293, 856 for and 173,223 votes against. There were 141,895 abstentions.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION
May 28, 2024
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
May 28, 2024 /s/ Charles D. Knight
Date
Charles D. Knight

Executive Vice President
Chief Financial Officer